                                                                   EXHIBIT 10.41


                     FIRST AMENDMENT TO SETTLEMENT AGREEMENT


          THIS FIRST AMENDMENT dated as of August 13 , 2002 (the "Amendment") to the Settlement Agreement (the "Agreement") dated as of July 26, 2002, by and among The Williams Companies Inc. ("TWC", and, collectively with its direct and indirect subsidiaries, the "TWC Entities") Williams Communications Group, Inc. ("WCG" and, collectively with its direct and indirect subsidiaries, the "Company" or the "WCG Entities") and CG Austria, Inc. ("CG Austria") each as a debtor and debtor in possession in cases commenced (the "Chapter 11 Cases") under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") the official committee of unsecured creditors (the "Committee") appointed in the Chapter 11 Cases; and Leucadia National Corporation ("Leucadia") (collectively, the "Parties"). All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Agreement.

          WHEREAS, the parties wish to modify the provisions in the Agreement relating to the payment of the purchase price under the Building Purchase Agreement.

          NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises and obligations contained herein, the Parties hereto hereby agree as follows:

         1. The twenty-second Whereas clause is hereby deleted in its entirety and replaced with the following:

                  WHEREAS, Leucadia's willingness to make the New Investment and purchase the 1'WC claims is conditioned on (i) the Parties' entry into, and the Bankruptcy Court's approval of, this Agreement, which provides for the settlement of all disputes between the Company, the Committee, and the TWC Entities, on the terms and conditions set forth herein and in the related agreements annexed hereto and made a part hereof; (ii) the implementation of the transactions contemplated hereby (including the repurchase of the Headquarters Building and related assets for an aggregate amount of $150 million secured by a mortgage) and (iii) the confirmation and consummation of the Plan, including the entry of a channeling injunction as set forth herein;


         2. Section 1(b) of the Agreement is hereby deleted in its entirety and replaced with the following:

                  (b) The Building Purchase. In accordance with the Building
                      Purchase Agreement, WHBC shall transfer and convey the Building Purchase Assets to WTC for the execution and delivery of (i) an 18-month promissory note made payable (with full recourse) by WTC and New WCG (as co-issuers) and guaranteed by WCL in the original principal amount of $50 million (subject to an adjustment for certain unfunded obligations owed by TWC as set forth in the Building Purchase Agreement), with interest at the rate of 10% per annum and principal to be amortized over the term of the note, (ii) a 7 1/2-year promissory note made payable (with full recourse) by WTC and New WCG (as co-issuers) and guaranteed by WCL in the original principal amount of $100 million (subject to reduction upon certain Dispositions as provided and defined in the Building Purchase Agreement), with interest at the rate of 7% per annum and principal to be amortized on the basis of a 30-year schedule, such notes to be in a form mutually agreed upon by the Debtors, TWC, the Committee, and Leucadia (collectively (i) and
                      (ii), the "Building Purchase Notes") and (iii) various documents, instruments, agreements and mortgages granting to WHBC a first lien and security interest in and to all Building Purchase Assets to secure payment of the Building Purchase Notes, all of which shall be in a form to be mutually agreed upon by the Debtors, TWC, the Committee, and Leucadia (the "Building Purchase Collateral Documents"). In connection with the closing of the Building Purchase Agreement, the Lenders shall be granted a fully subordinated, second priority lien on the Building Purchase Assets, the terms of which shall be mutually agreed upon by the Debtors, TWC, Leucadia, the Committee and the Administrative Agent (the "Lender Second Mortgage").

         3. The definition of "Building Purchase Agreement" in the Glossary of Settlement Agreement Defined Terms shall be deleted in its entirety and replaced with the following:

                      "Building Purchase Agreement" means the agreement dated as of July 26, 2002, a true and correct copy of which is annexed hereto as Exhibit 4, pursuant to which, as a component of the TWC Settlement, WTC shall purchase, the Building Purchase Assets from WHBC, as such agreement is amended from time to time.

         4. All references in the Agreement to "Building Purchase Note" shall be replaced with the term "Building Purchase Notes", as defined in this Amendment.

         5. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         6. Except as specifically amended hereby, the Agreement is in all respects confirmed, ratified and approved.

         IN WITNESS WHEREOF, the Parties hereto have executed this Amendment on and as of the date and year first above written.


                            [SIGNATURE PAGES FOLLOW]

WILLIAMS COMMUNICATIONS GROUP, INC.          THE OFFICIAL COMMITTEE OF UNSECURED
                                             CREDITORS BY: R(2) INVESTMENTS, LC;
                                             BY: AMALGAMATED GADGET, L.P., AS
                                                 INVESTMENT MANAGER;
                                             BY: SCEPTOR HOLDINGS, INC., ITS
                                                 GENERAL PARTNER

                                                  /s/ DAVID GILLESPIE
BY:                                          BY:  David Gillespie
    ------------------------------
Its:                                         Its:  CFO


CG AUSTRIA, INC.                             LEUCADIA NATIONAL CORPORATION

----------------------------------           -----------------------------------
By:                                          By:
    ------------------------------               -------------------------------
Its:                                         Its:
     -----------------------------                ------------------------------

                                             THE WILLIAMS COMPANIES, INC.


                                             -----------------------------------
                                             By:
                                                 -------------------------------
                                             Its:
                                                  ------------------------------

WILLIAMS COMMUNICATIONS GROUP, INC.         THE OFFICIAL COMMITTEE OF UNSECURED
                                            CREDITORS

(signature illegible)
                     -------------          ------------------------------------


CG AUSTRIA, INC.                            LEUCADIA NATIONAL CORPORATION

(signature illegible)
                     -------------          ------------------------------------
By:                                         By:
    ------------------------------              --------------------------------
Its:                                        Its:
     -----------------------------               -------------------------------

                                            THE WILLIAMS COMPANIES, INC.


                                            ------------------------------------
                                            By:
                                                --------------------------------
                                            Its:
                                                 -------------------------------

WILLIAMS COMMUNICATIONS GROUP, INC.          THE OFFICIAL COMMITTEE OF UNSECURED
                                             CREDITORS

----------------------------------           -----------------------------------





CG AUSTRIA, INC.                             LEUCADIA NATIONAL CORPORATION

----------------------------------           -----------------------------------
By:                                          By:
    ------------------------------               -------------------------------
Its:                                         Its:
     -----------------------------                ------------------------------


                                             THE WILLIAMS COMPANIES, INC.

                                                 /s/ JACK D. MCCARTHY
                                             By:     JACK D. MCCARTHY
                                                 -------------------------------
                                             Its: Senior Vice President, Chief
                                                  Financial Officer

WILLIAMS COMMUNICATIONS GROUP, INC.          THE OFFICIAL COMMITTEE OF UNSECURED
                                             CREDITORS

-----------------------------------          -----------------------------------



CG AUSTRIA, INC.                            LEUCADIA NATIONAL CORPORATION

-----------------------------------             /s/ JOSEPH A. ORLANDO
By:                                         By:     Joseph A. Orlando
    -------------------------------             --------------------------------
Its:                                        Its: Vice President
     ------------------------------

                                            THE WILLIAMS COMPANIES, INC.


                                            ------------------------------------
                                            By:
                                                --------------------------------
                                            Its:
                                                 -------------------------------